UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V35263-S84771 For Against Abstain ! ! ! ! ! ! APPLIED DNA SCIENCES, INC. APPLIED DNA SCIENCES, INC. ATTN: BETH JANTZEN 50 HEALTH SCIENCES DRIVE STONY BROOK, NY 11790 The Board of Directors recommends you vote FOR the following proposals: 2. Approval, in accordance with Nasdaq Listing Rule 5635(d), of the repricing of certain of our common stock purchase warrants; 1. Approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance to certain holders of common stock purchase warrants in connection with a private placement; 3. Grant of discretionary authority to the Board of Directors to amend the Company's Certificate of Incorporation, as amended, to effect a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company's Board of Directors following the Special Meeting; and 4. Approval of an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 4,000,000 shares. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 14, 2024, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/APDN2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 14, 2024, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V35264-S84771 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. APPLIED DNA SCIENCES, INC. Special Meeting of Stockholders April 15, 2024 10:00 AM This proxy is solicited by the Board of Directors The stockholder executing and delivering this Proxy hereby appoints Ms. Judith Murrah and Ms. Beth Jantzen and each of them as proxies (the "proxies"), with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of Applied DNA Sciences, Inc. held of record by the undersigned as of March 4, 2024, at the Special Meeting of Stockholders of Applied DNA Sciences, Inc., to be held virtually at www.virtualshareholdermeeting.com/APDN2024SM on Monday, April 15, 2024 at 10:00 a.m., local time, or at any postponements or adjournments of the meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted in accordance with the recommendations of our Board of Directors and for such other matters as may properly come before the meeting as said proxies deem advisable. THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS SUCH STOCKHOLDER'S NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN. Continued and to be signed on reverse side